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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     September 29, 2000
                                                 -------------------------------

                            CECO ENVIRONMENTAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


NEW YORK                                 0-7099              13-2566064
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(State or other jurisdiction             (Commission         IRS Employer
of incorporation or organization)        File Number)        Identification No.)


505 UNIVERSITY AVENUE, SUITE 1400, TORONTO, ONTARIO, CANADA            M5G 1X3
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  416-593-6543
                                                    ------------



NO CHANGE
---------
(Former name or former address, if changed since last report.)


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                            CECO ENVIRONMENTAL CORP.
                            ------------------------

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Item 4.  Changes in Registrant's Certifying Accountant

         On September 28, 2000, the Registrant dismissed the firm of Margolis & Company P. C. ("Margolis") as the Registrant's principal independent accountant. Also on September 28, 2000, the Registrant engaged the firm of Deloitte & Touche LLP to serve as its principal independent accountant. Such actions were recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

         The report of Margolis on the Registrant's consolidated financial statements for the fiscal years 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the two fiscal years ended December 31, 1999 and 1998, and during subsequent interim periods, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Margolis, would have caused Margolis to make reference to the matter in its report.

         The Registrant has provided Margolis with a copy of the disclosures contained herein and has requested that Margolis furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant herein. A copy of the Margolis letter, dated September 29, 2000, is filed as Exhibit 16.1.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

16.1 Letter of Margolis & Company P. C. to the Securities and Exchange
     Commission



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                            CECO ENVIRONMENTAL CORP.
                            ------------------------

                                    SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CECO Environmental Corp.
                                            (Registrant)




                                  By: /s/ Marshall J. Morris
                                      ------------------------------------------
                                      Marshall J. Morris
                                      Vice President of Finance & Administration
                                      and Chief Financial Officer



Date: September 29, 2000